UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Bank of America Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF CHANGE OF LOCATION OF 2020 ANNUAL MEETING OF SHAREHOLDERS

Date and Time	Online Webcast
April 22, 2020 10:00 a.m., Eastern Time	www.virtualshareholdermeeting.com/BAC2020

Due to public health concerns resulting from the coronavirus (COVID-19), and the related protocols that federal, state, and local governments have implemented, NOTICE IS HEREBY GIVEN that the location of the 2020 annual meeting of shareholders of Bank of America Corporation has been changed. As previously announced, the annual meeting will be held on Wednesday, April 22, 2020 at 10:00 a.m., Eastern Time. For your health and safety, we will hold our annual meeting this year solely by means of remote communication via audio webcast at www.virtualshareholdermeeting.com/BAC2020. You will not be able to attend the annual meeting in-person.

To participate in our annual meeting, including to vote during the meeting, access the meeting website at www.virtualshareholdermeeting.com/BAC2020 and enter the 16-digit control number found in the email or on the Notice of Internet Availability of Proxy Materials previously provided to notify you of the availability of our proxy materials, or on the proxy card or voting instruction form that was mailed to you with our proxy materials.

As always, we encourage you to vote your shares prior to the meeting. You may continue to use the proxy card or voting instruction form included with the proxy materials previously distributed to vote your shares.

Matters to be voted on:

•	Electing the 17 directors named in the proxy statement

•	A proposal approving our executive compensation (an advisory, non-binding “Say on Pay” resolution)

•	A proposal ratifying the appointment of our independent registered public accounting firm for 2020

•	Shareholder proposals, if they are properly presented at our annual meeting

•	Any other business that may properly come before our annual meeting

Record date:

Bank of America shareholders as of the close of business on March 2, 2020 will be entitled to vote at our annual meeting and any adjournments or postponements of the meeting.

Your vote is very important:

Please submit your proxy as soon as possible by the Internet, telephone, or mail. Submitting your proxy by one of these methods will ensure your representation at the annual meeting regardless of whether you attend the meeting online.

To express our appreciation for your participation, Bank of America will make a $1 charitable donation to Water.org on behalf of every shareholder account that votes.

Please refer to the next page for additional information regarding our annual meeting.

By order of the Board of Directors,

Ross E. Jeffries, Jr.

Deputy General Counsel and Corporate Secretary

April 8, 2020

Important notice regarding the availability of proxy materials for the annual meeting of shareholders to be held on April 22, 2020:

Our 2020 Proxy Statement and 2019 Annual Report to shareholders are available at https://about.bankofamerica.com/annualmeeting.

QUESTIONS & ANSWERS: VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

Why is this year’s annual meeting being held in a virtual-only format?

Our preference is to hold an in-person annual meeting of shareholders. However, due to public health concerns resulting from the coronavirus (COVID-19), and the related protocols that federal, state, and local governments have implemented, our Board of Directors has determined to hold our annual meeting solely by means of remote communication via webcast. This is often referred to as a “virtual annual meeting.” The webcast will allow all shareholders to join the meeting, regardless of location. As with an in-person meeting, you will be able to vote and ask questions during the meeting. Our decision to hold the annual meeting in a virtual format relates only to the 2020 Annual Meeting.

How can I participate in the annual meeting?

This year’s annual meeting will be conducted via live webcast. All holders of our common stock, Series B Preferred Stock, and Series 1, 2, 4, and 5 Preferred Stock as of the record date (March 2, 2020), and persons holding valid proxies from these shareholders are invited to attend our annual meeting.

Join the annual meeting by accessing the meeting website at www.virtualshareholdermeeting.com/BAC2020. You must enter the 16-digit control number found in the email or on the Notice of Internet Availability of Proxy Materials previously provided to notify you of the availability of our proxy materials, or on your proxy card or voting instruction form provided with our proxy materials.

The annual meeting is scheduled to begin at 10:00 a.m., Eastern Time, on Wednesday, April 22, 2020. Online access will begin at 9:45 a.m., Eastern Time; we encourage you to access the meeting webcast prior to the start time. Rules of conduct for the annual meeting will be available once you access the meeting webcast and will also be available on our annual meeting website at https://about.bankofamerica.com/annualmeeting. A replay of the meeting will be posted on our Investor Relations website at http://investor.bankofamerica.com/ following the meeting.

How can I ask questions?

You can submit questions in writing to the virtual meeting website during the annual meeting. You must first join the meeting with your 16-digit control number as described above in “How can I participate in the annual meeting?”

We intend to answer questions pertinent to company matters as time allows during the meeting. Questions that are substantially similar may be grouped and answered once to avoid repetition. Guidelines for submitting written questions during the meeting will be available in the rules of conduct for the annual meeting.

Will I be able to vote my shares during the annual meeting?

You will be able to vote your shares electronically during the annual meeting. If you hold shares through The Bank of America 401(k) Plan or The Bank of America Transferred Savings Account Plan, voting instructions for those shares must be submitted by April 21, 2020, at 8:00 a.m., Eastern Time. Please see page 85 of our Proxy Statement for additional information on voting. As always, we encourage you to vote your shares prior to the annual meeting.

How to vote your shares You may vote if you were a shareholder as of the close of business on March 2, 2020.
Online before the meeting	By mail
www.proxyvote.com	Complete, sign, date, and return your proxy card in the envelope provided

By phone	Online during the annual meeting webcast
Call the phone number located on the top of your proxy card or on the Notice of Internet Availability of Proxy Materials	www.virtualshareholdermeeting.com/BAC2020

How can I review the list of registered stockholders?

A list of registered holders entitled to vote at our annual meeting will be available for inspection during our annual meeting at www.virtualshareholdermeeting.com/BAC2020, using the 16-digit control number as described above, for a purpose germane to the annual meeting.

What if I have technical difficulties or trouble accessing the annual meeting webcast?

If you encounter difficulties joining the annual meeting webcast during check-in at the meeting time, please call the technical support number posted on the annual meeting webcast login page.

Information addressing technical difficulties occurring before or during the meeting will also be addressed in the rules of conduct for the annual meeting, described above in “How can I ask questions?”